UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

          ------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): April 6, 2005

                   LIGHTEN UP ENTERPRISES INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                       000-50073                87-0576481
          --------                     -----------              ------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


      2200 Powell Street, Suite 675                               94608
         Emeryville, California                                  -------
        ------------------------                               (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (510) 601-2000

                              4423 SOUTH 1800 WEST
                                ROY, UTAH 84067
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
     Exchange Act (17 CFR 240.13e-4(c))


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                           CURRENT REPORT ON FORM 8-K

                   LIGHTEN UP ENTERPRISES INTERNATIONAL, INC.

                                  APRIL 6, 2005

SECTION 1 - THE COMPANY'S BUSINESS AND OPERATIONS.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT.

ITEMS 1.01, 5.01 AND 5.02.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT, CHANGES
                             IN CONTROL OF THE REGISTRANT AND DEPARTURE OF
                             DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

OVERVIEW

         On April 6, 2005, Lighten Up Enterprises International, Inc., a Nevada corporation, completed a reverse merger transaction, in which it caused LTUP Acquisition Corp., a Delaware corporation and newly-created, wholly-owned subsidiary of Lighten Up Enterprises International, to merge with and into Bionovo, Inc., a Delaware corporation. Bionovo is a drug discovery and development company focusing on cancer and women's health.

         As a result of the merger, Bionovo will continue as a wholly-owned subsidiary of Lighten Up Enterprises International, and Bionovo's former security holders acquired a majority of the outstanding shares of common stock, par value $.0001 per share, of Lighten Up Enterprises International. The reverse merger was consummated under Delaware law and pursuant to an Agreement of Merger and Plan of Reorganization, dated as of April 6, 2005 (the Merger Agreement), a copy of which is filed as an exhibit to this Report. Immediately prior to the closing of the reverse merger, Bionovo completed a private offering of Units to accredited investors at a price of $100,000 per Unit. Each Unit was comprised of 200,000 shares of Bionovo common stock and warrants to purchase 25,000 shares of Bionovo common stock for $0.75 per share and 25,000 shares of Bionovo common stock for $1.00 per share exercisable for a period of five years. Bionovo sold
80.955 Units and received gross proceeds of $8,095,500 at the closing of the private offering.


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         Lighten Up Enterprises International intends to reincorporate the company to Delaware from Nevada and change the name of the public company to Bionovo, Inc., upon stockholder approval. In connection with the name change, the company will seek a new trading symbol.

         Lighten Up Enterprises International is filing this current report on Form 8-K for the purpose of providing summary information regarding the merger and related actions. Lighten Up Enterprises International intends to file a more complete Form 8-K setting forth the information required by Items 1.01, 2.01, 4.01, 5.01, 8.01 and 9.01 of that Form within the time periods permitted by Form 8-K. In addition, Lighten Up Enterprises International issued a press release announcing the merger and the private offering. A copy of the press release is filed as an exhibit to this Report.

THE MERGER

         Pursuant to the Merger Agreement, at closing, stockholders of Bionovo received one share of Lighten Up Enterprises International common stock for each share of Bionovo common stock in the merger. At closing, Lighten Up Enterprises International issued 37,842,448 shares of its common stock to the former stockholders of Bionovo, which included the investors in Bionovo's private offering, representing approximately 90.4% of the outstanding Lighten Up Enterprises International common stock following the merger, in exchange for 100% of the outstanding capital stock of Bionovo. The consideration issued in the merger was determined as a result of arm's-length negotiations between the parties. In addition, all warrants issued by Bionovo to purchase shares of Bionovo common stock outstanding immediately prior to the merger were amended to become warrants to purchase common stock of Lighten Up Enterprises International on the same terms and conditions as those warrants issued by Bionovo, including the number of shares issuable upon the exercise of the warrants. Immediately prior to the closing of the merger, all outstanding Bionovo warrants were exercisable for 6,445,394 shares of Bionovo common stock, which included the warrants issued in Bionovo's private offering. At the closing of the merger, these warrants were amended to become warrants to purchase the same number of shares of Lighten Up Enterprises International common stock. Further, all stock options issued by Bionovo


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under its Stock Incentive Plan to purchase shares of Bionovo common stock outstanding immediately prior to the merger were amended to become stock options to purchase common stock of Lighten Up Enterprises International on the same terms and conditions as those stock options issued by Bionovo, including the number of shares issuable upon the exercise of such stock options. Immediately prior to the closing of the merger, all outstanding Bionovo stock options were exercisable for 1,884,465 shares of Bionovo common stock. At the closing of the merger, these stock options were amended to become stock options to purchase the same number of shares of Lighten Up Enterprises International common stock. Also as part of the merger, Lighten Up Enterprises International assumed Bionovo's Stock Incentive Plan which is intended to promote the success of Lighten Up Enterprises International and the interests of its stockholders by attracting, motivating, retaining and rewarding certain officers, employees, directors and other eligible persons with awards and incentives for high levels of individual performance and improved financial performance of Lighten Up Enterprises International. Under the plan, which will be submitted to the stockholders of Lighten Up Enterprises International to obtain their authorization of the assumption of the plan, 3,600,000 unissued shares of common stock are reserved for issuance upon the exercise of stock options granted and available to be granted and restricted stock awards available to be granted. The board of directors also approved a change in Lighten Up Enterprises International's certifying accountants, for which a separate current report on Form 8-K under
Item 4.01 will be filed by Lighten Up Enterprises International.

         In connection with the merger, a total of 21,040,000 shares of Lighten Up Enterprises International common stock owned by Mary E. Ross and Gary Lewis were repurchased by Lighten Up Enterprises International in consideration of Lighten Up Enterprises International's agreement to sell its historical business and then cancelled at the closing of the merger. Immediately following the closing, Lighten Up Enterprises International sold to Ms. Ross its historical book publishing and marketing operations. Giving effect to the cancellation of these stockholders' shares, there were 4,000,000 shares of common stock of Lighten Up Enterprises International outstanding before the impact of the stock


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issuances in the merger. The 4,000,000 shares constituted Lighten Up Enterprises
International's "public float" prior to the merger.

         After the closing of the merger, Lighten Up Enterprises International had outstanding 41,842,448 shares of common stock, warrants to purchase 8,425,024 shares of common stock, inclusive of the warrants issued to advisors in connection with the merger as described below, and stock options to purchase 1,884,465 shares of common stock.

         The shares of Lighten Up Enterprises International common stock issued to former holders of Bionovo common stock, including the investors in the Bionovo private offering, in connection with the merger, were not registered under the Securities Act of 1933, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Certificates representing these shares contain a legend stating the same.

         In connection with the Bionovo private offering, placement agents received an aggregate cash payment of $854,550 and warrants to purchase 1,709,100 shares of Bionovo common stock at $0.50 per share which were amended in the merger to become warrants to purchase Lighten Up Enterprises International common stock as described above. In connection with the merger, advisors received an aggregate cash payment of $100,000 and warrants to purchase 1,979,630 shares of Lighten Up Enterprises International common stock at $0.01 per share.

MANAGEMENT

         Pursuant to the Merger Agreement, at the closing of the merger, the board of directors of Lighten Up Enterprises International was increased from one to four directors, and Isaac Cohen was appointed to serve until the next annual meeting of stockholders. Upon compliance with Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 under that act, pursuant to the Merger Agreement, David Naveh and Mary Tagliaferri will be appointed to serve as directors of Lighten Up Enterprises International until the next annual meeting of stockholders. In connection with the appointment of these two directors, Mary
E. Ross, the sole remaining member of the board of directors of Lighten Up Enterprises International before the merger, will resign as a director of Lighten Up Enterprises International. In addition, at the closing of the merger, Mary


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E. Ross resigned as President, Chief Executive Officer, Chief Financial Officer,
Secretary and Treasurer of Lighten Up Enterprises International, and the board of directors appointed Mr. Cohen as Chairman of the Board, President, Chief Executive Officer and Chief Scientific Officer and Dr. Tagliaferri as Vice President, Chief Regulatory Officer, Secretary and Treasurer of Lighten Up Enterprises International.

ACCOUNTING TREATMENT

         The merger is being accounted for as a reverse merger, since the stockholders of Bionovo own a majority of the outstanding shares of common stock of Lighten Up Enterprises International immediately following the merger. Bionovo is deemed to be the acquiror in the reverse merger and, consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements will be those of Bionovo and will be recorded at the historical cost basis of Bionovo. Lighten Up Enterprises International intends to carry on Bionovo's business as a wholly-owned subsidiary.

CORPORATE OFFICE

         Lighten Up Enterprises International has relocated its executive offices to those of Bionovo at 2200 Powell Street, Suite 675, Emeryville, California 94608. Its telephone number is (510) 601-2000.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

     EXHIBIT NO.  DESCRIPTION
     -----------  -----------
         2.1 Agreement of Merger and Plan of Reorganization, dated as of April 6, 2005, among Lighten Up Enterprises International, Inc., LTUP Acquisition Corp. and Bionovo, Inc.


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         99.1     Press Release dated April 6, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     LIGHTEN UP ENTERPRISES INTERNATIONAL, INC.

Date:  April 7, 2005                 By:   /s/ Isaac Cohen
                                        ----------------------------------------
                                           Isaac Cohen, OMD, LAc
                                           Chairman and President


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                                  EXHIBIT INDEX

     EXHIBIT NO.  DESCRIPTION
     -----------  -----------
         2.1 Agreement of Merger and Plan of Reorganization, dated as of April 6, 2005, among Lighten Up Enterprises International, Inc., LTUP Acquisition Corp. and Bionovo, Inc.

         99.1     Press Release dated April 6, 2005.


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